Acquisitions - Unaudited Supplemental Pro Forma Financial Information (Detail) - EMI Music Publishing - JPY (¥) ¥ / shares in Units, ¥ in Millions	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Net sales	¥ 8,738,209	¥ 8,612,280
Operating income	801,973	854,786
Net income attributable to Sony Corporation's stockholders	¥ 817,629	¥ 584,019
- Basic EPS	¥ 645.53	¥ 462.08
- Diluted EPS	¥ 631.55	¥ 451.88